                       SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:            August 5, 2003
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Date of earliest event reported:        August 4, 2003
                                 -----------------------------------------------


                             SAMUELS JEWELERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        0-15017               95-3746316
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)


                        2914 MONTOPOLIS DRIVE, SUITE 200
                               AUSTIN, TEXAS 78741
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:           (512) 369-1400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On August 4, 2003, Samuels Jewelers, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 03-12399). The Company will continue to manage its properties and operate its business as a "debtor in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On August 4, 2003, the Company issued the press release filed herewith as Exhibit 99.1, relating to the foregoing.

ITEM 5.  OTHER EVENTS.

         The Company also filed on August 4, 2003, a Form 15 with the Securities and Exchange Commission to terminate and discharge its periodic reporting requirements under the Securities Exchange Act of 1934, as amended. After review of the Company's records of security holders maintained on behalf of the Company, the Company determined that its common stock, par value $0.001 per share, is held of record by less than 300 persons. The termination of the Company's periodic reporting obligations will reduce the commitment of management resources with respect to procedural and compliance requirements of a public company and will reduce costs associated with such obligations and reporting requirements, including the costs of preparing, printing and mailing annual reports and proxy statements and the fees and expenses of a transfer agent and registrar. Consequently, the Company expects that, other than filing the Form 15, no further reports or filings under the reporting requirements of the federal securities laws will be issued or made by the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         Exhibit No.            Description
         -----------            -----------
             99.1               Press release issued on August 4, 2003.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SAMUELS JEWELERS, INC.


                                              By:   /s/ Robert J. Herman
                                                 -----------------------------
                                                    Robert J. Herman
                                                    Chief Financial Officer

                                              Date:    August 5, 2003

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                                  EXHIBIT INDEX

         Exhibit No.               Description
         -----------               -----------
             99.1          Press release issued on August 4, 2003.